UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 6, 2013

Biolase, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Biolase, Inc. (the "Company") with the Securities and Exchange Commission on September 10, 2013 to include additional information about the Amendment (as defined below) and attaches the Amendment as an exhibit.

On September 6, 2013, the Company amended its credit agreement with Comerica Bank ("Comerica") by entering into Amendment No. 3 to the Loan and Security Agreement (the "Amendment"), in connection with a waiver of noncompliance the Company previously received from Comerica on August 5, 2013.

The Amendment reverted the available maximum borrowings under the Company’s domestic revolver to $4 million from $6 million (in addition to up to another $4 million on the Company’s Ex-Im revolver) and revised a financial covenant related to minimum earnings before interest, taxes, depreciation, and amortization ("EBITDA"). Specifically, the revised EBITDA covenant provides that that Company must maintain minimum EBITDA of $(1,000,000) and $1,250,000 at September 30, 2013 and December 31, 2013, respectively. In addition, the Amendment requires new equity investment of $3 million by September 30, 2013, and an additional $2 million in equity investment by October 31, 2013.

In connection with the Amendment, the Company issued to Comerica a five-year warrant (the "Warrant") to purchase an aggregate of 100,000 shares of the Company's common stock at a per share price of $2.00. The Warrant may be exercised for cash or on a net exercise basis. The Company incurred a fee paid to Comerica of $8,000 in connection with Comerica's processing of the Amendment.

The Amendment is incorporated by reference and is attached hereto as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K relating to the Warrant is hereby incorporated into this Item 3.02 by reference.

Item 8.01 Other Events.

On September 10, 2013, the Company issued a press release announcing the Amendment and Warrant disclosed in Item 1.01 above. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.
10.1 Amendment No. 3 to Loan and Security Agreement, dated September 6, 2013.
99.1 Press Release, dated September 10, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase, Inc.

September 19, 2013	By:	/s/ Federico Pignatelli

Name: Federico Pignatelli
Title: Chairman and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 3 to Loan and Security Agreement, dated September 6, 2013.
99.1	Press Release, dated September 10, 2013, of Biolase, Inc.